RASC Series 2005-KS10 Trust

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS10

$790,290,000 (Approximate)

Subject to Revision

October 17, 2005 - Computational Materials - Class A-I and Class M Certificates

Part 1 of 2

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JPMorgan

New Issue Computational Materials

$790,290,000

(Approximate)

RASC Series 2005-KS10 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-KS10

October 17, 2005

Expected Timing:	Pricing Date:	On or about October 18, 2005
	Settlement Date:	On or about October 28, 2005
	First Payment Date:	November 25, 2005

Structure:	Bond Structure:	$1,300,000,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody's and Standard & Poor's

RASC Series 2005-KS10 Trust
Home Equity Mortgage Asset-Backed Pass-Through Certificates

$790,290,000 (Approximate)

Subject to Revision

Characteristics of the Certificates(1) (2) (3)
Class	Expected Ratings (Moody's/S&P)	Expected Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat(2) (3)	Expected Principal Window (mos) Call/Mat(2) (3)	Scheduled Final Distribution Date
A-I-1(4)	Aaa/AAA	$284,376,000	FLT	SEQ	Not Marketed Hereby		November 2026
A-I-2(4)	Aaa/AAA	$242,971,000	FLT	SEQ	3.00/3.02	21 - 74/21 - 83	November 2035
A-I-3(4)	Aaa/AAA	$27,447,000	FLT	SEQ	6.16/9.08	74 - 74/83 - 158	November 2035
A-II(4)	Aaa/AAA	$495,671,000	FLT	PT	Not Offered Hereby		November 2035
M-1(4) (5)	Aa1/AA+	$50,274,000	FLT	MEZ	4.62/5.08	45 - 74/45 - 142	November 2035
M-2(4) (5)	Aa2/AA	$43,659,000	FLT	MEZ	4.49/4.92	43 - 74/43 - 135	November 2035
M-3(4) (5)	Aa3/AA	$25,799,000	FLT	MEZ	4.41/4.83	41 - 74/41 - 128	November 2035
M-4(4) (5)	A1/AA-	$24,476,000	FLT	MEZ	4.37/4.77	40 - 74/40 - 123	November 2035
M-5(4) (5)	A2/A+	$21,830,000	FLT	MEZ	4.35/4.72	39 - 74/39 - 117	November 2035
M-6(4) (5)	A3/A	$21,168,000	FLT	MEZ	4.32/4.65	39 - 74/39 - 111	November 2035
M-7(4) (5)	Baa1/BBB+	$19,845,000	FLT	MEZ	4.30/4.59	38 - 74/38 - 104	November 2035
M-8(4) (5)	Baa2/BBB	$15,876,000	FLT	MEZ	4.28/4.50	38 - 74/38 - 95	November 2035
M-9(4) (5)	Baa3/BBB-	$12,569,000	FLT	MEZ	4.27/4.39	37 - 74/37 - 86	November 2035
B(4) (5)(6)	Ba1/BB+	$13,230,000	FLT	SUB	Not Offered Hereby		November 2035

  The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

  Pricing Speed (fixed rate mortgage loans) of 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%).

  Pricing Speed (adjustable rate mortgage loans) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, 50% CPR from month 23 to month 27, and 35% CPR in month 28 and thereafter).

  The Class A-I, Class A-II, Class M and Class B Certificates will be priced to the Optional Termination Date and Pricing Speed for the mortgage loans.

  The pass-through rate on the Class A, Class M and Class B Certificates will be equal to the least of (i) one-month LIBOR plus the applicable margin, (ii) the applicable Net WAC Cap Rate and (iii) 14.00% per annum. The applicable margin on Class A-I-2, Class A-I-3 and Class A-II Certificates will increase to 2x the original margin and the applicable margin on the Class M Certificates and the Class B Certificates will increase to 1.5x the original margin beginning on the second Distribution Date after the related Optional Termination Date.

  The Class M and Class B Certificates are not expected to receive principal distributions until after the Stepdown Date.

  The Class B Certificates will not be offered by the prospectus supplement.

Representations & Warranties:

RFC will make a representation and warranty that each mortgaged property is free of damage and in good repair as of the closing date. In the event that a mortgaged property is damaged as of the closing date and that damage materially adversely affects the value of the mortgaged property or of the interest of the certificateholders in the related mortgaged loan, RFC will be required to repurchase the related mortgage loan from the trust.

Certificates:

The Class A-I-1 Certificates, Class A-I-2 Certificates and Class A-I-3 Certificates (the "Class A-I Certificates") backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group I Loans").

The Class A-II Certificates, backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations (the "Group II Loans").

The Class A-II Certificates and the Class A-I Certificates are collectively referred to as the "Class A Certificates."

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates (the "Class M Certificates").

The Class B Certificates (the "Class B Certificates") and the Class SB Certificates are not offered hereby.

The Class M Certificates and the Class B Certificates are referred to as the "Subordinate Certificates."

The Class A-I-1 Certificates, Class A-I-2 Certificates and Class A-I-3 Certificates and the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates will be offered by the Prospectus (the "Offered Certificates").

The Class A-II Certificates will also be offered by the Prospectus but are not offered hereby.

Depositor:	Residential Asset Securities Corporation ("RASC"), an affiliate of Residential Funding Corporation
Seller and Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC")
Sub-Servicer:	Primary servicing will be provided primarily by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation
Trustee:	US Bank National Association
Lead Underwriters:	J.P. Morgan Securities Inc. and Residential Funding Securities Corporation
Co-Manager:	Banc of America Securities LLC
Statistical Calculation and Cut-Off Date:	October 1, 2005
Closing Date:	On or about October 28, 2005
Distribution Dates:	The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in November 2005. The initial Distribution Date will be November 25, 2005.
Form of Certificates:	The Offered Certificates will be available in book-entry form through DTC / Euroclear / Clearstream in same day funds.
Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $100,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:

The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEA Eligibility:	The Offered Certificates are not expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Optional Termination Date:

If the aggregate principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the original principal balance thereof ("Optional Termination Date"), the holders of the call rights may terminate the trust.

Mortgage Loans:

The mortgage pool will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by first and second liens on mortgaged properties. Approximately 28.22% of the Mortgage Loans provide for an initial interest-only period of up to 10 years.

The statistical pool of mortgage loans described herein has an approximate aggregate principal balance of $1,323,003,308 as of the Statistical Calculation Date.

The Group I Loans will consist of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Group I Loans has an approximate aggregate principal balance of $698,733,048 as of the Cut-Off Date.

The Group II Loans will consist of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations. The statistical pool of Group II Loans has an approximate aggregate principal balance of $624,270,259 as of the Cut-Off Date.

Silent Seconds:

The mortgaged properties relating to approximately 25.94% of the first-lien mortgage loans are subject to a second-lien mortgage loan ("Silent Second") that was originated at the same time as the first-lien mortgage loan. The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds, is 88.45%.

Prepayment Assumption:

Fixed Rate Mortgage Loans: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter).

Adjustable Rate Mortgage Loans: 100% PPC (100% PPC prepayment assumption assumes (i) a per annum prepayment rate of 2% of the then outstanding principal balance of the adjustable-rate mortgage loans in the first month of the life of the mortgage loans, (ii) an additional 28%/11 per annum in each month thereafter through the eleventh month, (iii) a constant prepayment rate of 30% per annum in the twelfth month through the twenty-second month, (iv) a constant prepayment rate of 50% per annum in the twenty-third month through the twenty-seventh month and (v) a constant prepayment rate of 35% per annum thereafter).

Group I Basis Risk Shortfall:

With respect to any class of Class A-I Certificates and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class calculated using the Group I Net WAC Cap Rate.

Group I Basis Risk Shortfall Carry-Forward Amounts:

With respect to any class of Class A-I Certificates and any Distribution Date, an amount equal to the aggregate amount of Group I Basis Risk Shortfall on that Distribution Date, plus any unpaid Group I Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate for that class.

Group II Basis Risk Shortfall:

With respect to the Class A-II Certificates and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of that class of Class A-II Certificates, an amount equal to the excess of (i) the accrued certificate interest for that class of Class A-II Certificates calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin over (ii) the accrued certificate interest for that class of Class A-II Certificates calculated using the Group II Net WAC Cap Rate.

Group II Basis Risk Shortfall Carry-Forward Amounts:

With respect to the Class A-II Certificates and any Distribution Date, an amount equal to the aggregate amount of Group II Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Group II Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate for that class of Class A-II Certificates.

Subordinate Basis Risk Shortfall:

With respect to any class of Class M Certificates and Class B Certificates and any Distribution Date on which the Subordinate Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) the accrued certificate interest for that class calculated at a rate (not to exceed 14.000% per annum) equal to One-Month LIBOR plus the related margin over (y) the accrued certificate interest for that class calculated using the Subordinate Net WAC Cap Rate.

Subordinate Basis Risk Shortfall Carry-Forward Amount:

With respect to each class of Class M Certificates and Class B Certificates and any Distribution Date, an amount equal to the aggregate amount of Subordinate Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Subordinate Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Offered Certificates and the Class A-II and Class B Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates and the Class A-II and Class B Certificates.

Credit Enhancement:

A. Excess Cash Flow

For any Distribution Date, the sum of (i) the excess of the available distribution amount over the sum of (a) the interest distribution amount for the certificates and (b) the principal remittance amount, (ii) any overcollateralization reduction amount, and (iii) any amounts received by the trust under the Yield Maintenance Agreement for that Distribution Date.

Excess Cash Flow may be used to protect the Class A, Class M and Class B Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

B. Overcollateralization ("OC")

Total

Initial (% Orig.)

1.80%

OC Target (% Orig.)

1.80%

Stepdown OC Target (% Current)(1)

3.60%

OC Floor (% Orig.)

0.50%

(1) Subject to certain trigger events as specified herein.

C. Subordination

If the Class B Certificates or the Class M Certificates remain outstanding, losses on the mortgage loans which are not covered by excess cash flow or overcollateralization will be first allocated to the Class B Certificates and then to the class of Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class B Certificates or Class M Certificates is outstanding and if there is no excess cashflow or overcollateralization, all such losses will be allocated to the Class A Certificates as described in the prospectus supplement.

Initial Subordination:

Priority of Distributions:

Distributions to the holders of the Certificates will be made generally as follows:

(1) From the available distribution amount, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the Expense Fee Rate) in the following order of priority:

  To the Class A Certificates, the Class A Interest Distribution Amount;

  To the Class M-1 Certificates;

  To the Class M-2 Certificates;

  To the Class M-3 Certificates;

  To the Class M-4 Certificates;

  To the Class M-5 Certificates;

  To the Class M-6 Certificates;

  To the Class M-7 Certificates;

  To the Class M-8 Certificates;

  To the Class M-9 Certificates; and,

  To the Class B Certificates.

(2) The Principal Distribution Amount will be distributed as follows:

    To the Class A Certificates, the Class A Principal Distribution Amount, as described below, under "Class A Principal Distributions," until the certificate principal balances thereof have been reduced to zero;

    To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

    To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

    To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

    To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

    To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

    To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

    To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

    To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;

    To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero; and,

    To the Class B Certificates, the Class B Principal Distribution Amount, until the certificate principal balance of the Class B Certificates is reduced to zero.

(3) From Excess Cash Flow, to pay to holders of the class or classes of Certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A or Subordinate Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

(4) From Excess Cash Flow, as part of the Principal Distribution Amount, to pay to the holders of the Class A and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

(5) From Excess Cash Flow, to pay the holders of the Class A and Subordinate Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

(6) From Excess Cash Flow, to pay the holders of Class A and Subordinate Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

(7) From Excess Cash Flow, to pay to the holders of the Class A and Subordinate Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

(8) From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then the Subordinate Certificates, in order of priority, the amount of any Group I Basis Risk Shortfall Carry-Forward Amount, Group II Basis Risk Shortfall Carry-Forward Amount and Subordinate Basis Risk Shortfall Carry Forward Amount, as applicable, remaining unpaid as of that Distribution Date;

(9) From Excess Cash Flow, to pay to the holders of the Class A and Subordinate Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

(10) From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then to the Subordinate Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and,

(11) From Excess Cash Flow, to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Class A Interest Distribution Priority:

With respect to each class of Class A Certificates and any Distribution Date, the amount available for payment of accrued certificate interest thereon for that Distribution Date plus accrued certificate interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

    First, concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;

    Second, to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount or to the Class A-II Certificates, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distribution in respect of interest on the Class A Certificates made in (i) above;

    Third, concurrently, from the Principal Remittance Amount related to Loan Group I to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to Loan Group II to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in (i) and (ii) above; and,

    Fourth, from the remaining Principal Remittance Amount related to Loan Group II to the Class A-I Certificates, pro rata, or from the remaining Principal Remittance Amount related to Loan Group I to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in (i), (ii) and (iii) above.

Class A-I Interest Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group I Loans.
Class A-II Interest Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.
Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.
Pass-Through Rates:

Class A-I Pass-Through Rates: On each Distribution Date, the Pass-Through Rate on each class of Class A-I Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus the related margin, and for each Class of A-I Certificates, other than the Class A-I-1 Certificates, beginning on the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the related margin, (y) the Group I Net WAC Cap Rate and (z) 14.00% per annum.

Class A-II Pass-Through Rates: On each Distribution Date, the Pass-Through Rate on the Class A-II Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus two-times the related margin for such class, (y) the Group II Net WAC Cap Rate and (z) 14.00% per annum.

Subordinate Pass-Through Rates: On each Distribution Date, the Pass-Through Rate on each class of the Class M Certificates and Class B Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the related margin for such class, (y) the Subordinate Net WAC Cap Rate and (z) 14.00% per annum.

Group I Net WAC Cap Rate:

For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Group II Net WAC Cap Rate:

For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Subordinate Net WAC Cap Rate:

With respect to any Distribution Date and the Class M Certificates and the Class B Certficiates, a per annum rate equal to the weighted average of (i) the Group I Net WAC Cap Rate and (ii) the Group II Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.

Net WAC Cap Rate:	The Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate or the Subordinate Net WAC Cap Rate, as applicable.
Subordinate Component:

With respect to each loan group and any Distribution Date, the positive excess, if any, of the aggregate principal balance of the mortgage loans in that loan group, over the aggregate certificate principal balance of the related Class A Certificates, in each case immediately prior to that Distribution Date.

Expense Fee Rate:

With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Net Mortgage Rate:	With respect to any mortgage loan, the mortgage rate minus the Expense Fee Rate.
Maximum Net Mortgage Rate:	With respect to any adjustable rate Mortgage Loan, the maximum net mortgage rate; with respect to any fixed rate Mortgage Loan, the Net Mortgage Rate.
Eligible Master Servicing Compensation:

With respect to any Distribution Date, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date.

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.
Senior Enhancement Percentage:

On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M and Class B Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) [2.50] and (b) the Sixty-Plus Delinquency Percentage equals or exceeds the Senior Enhancement Percentage for that Distribution Date or (ii) on or after the Distribution Date in November 2007 the cumulative realized losses on the Mortgage Loans as a percentage of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

Months 25-36

[1.60]% in the first month plus an additional 1/12th of [1.95]% for every month thereafter

Months 37-48

[3.55]% in the first month plus an additional 1/12th of [2.05]% for every month thereafter

Months 49-60

[5.60]% in the first month plus an additional 1/12th of [1.60]% for every month thereafter

Months 61-72

[7.20]% in the first month plus an additional 1/12th of [0.85]% for every month thereafter

Month 73 and thereafter

[8.05]%

Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that Distribution Date.

Expected Credit Support Percentage:

For any class of Certificates, the initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the Overcollateralization Amount.

Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Principal Distribution Amount:

On any Distribution Date, the lesser of (a) the excess of (i) the available distribution amount plus with respect to clauses (v) and (vi) of clause (b) amounts received by the trustee under the Yield Maintenance Agreement, over (ii) the interest distribution amount and (b) the aggregate amount described below:

    the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period;

    the principal portion of all proceeds of the repurchase of Mortgage Loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the preceding calendar month;

    the principal portion of all other unscheduled collections other than subsequent recoveries, received on the Mortgage Loans during the preceding calendar month, or deemed to be received during the preceding calendar month, including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month;

    the lesser of (a) subsequent recoveries for that distribution date and (b) the principal portion of any realized losses allocated to any class of certificates on a prior distribution date and remaining unpaid;

    the lesser of (a) the Excess Cash Flow for that distribution date, to the extent not used in clause (iv) above on such distribution date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that distribution date to the extent covered by Excess Cash Flow for that distribution date as described under "-Priority of Distributions" above; and, the lesser of (a) the Excess Cash Flow for that distribution date, to the extent not used pursuant to clauses (iv) and (v) above on such distribution date, and (b) the amount of any Overcollateralization Increase Amount for that distribution date; minus, the amount of any overcollateralization reduction amount for that distribution date; and,

    any capitalization reimbursement amount.

In no event will the Principal Distribution Amount on any distribution date be less than zero or greater than the outstanding aggregate certificate principal balance of the Class A, Class M and Class B Certificates.

Class A Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal Distribution Amount for that Distribution Date and (b) the excess, if any, of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the OC Floor.

Class A Principal Distributions:

Holders of each class of Class A Certificates will be entitled to receive on each distribution date, to the extent of the available distribution amount remaining after the interest distribution amount is distributed, a distribution allocable to principal in the manner as follows:

A. The Class A-I Principal Distribution Amount will be distributed as follows:

First: to the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero; and,

Second: to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

B. The Class A-II Principal Distribution Amount will be distributed as follows:

First: to the Class A-II Certificates until the Certificate Principal Balance thereof has been reduced to zero; and,

Second: to the Class A-I-1, Class A-I-2 and A-I-3 Certificates, in that order, in each case, until the Certificate Principal Balance thereof have been reduced to zero.

Principal Allocation Amount:

With respect to any distribution date, the sum of (a) the Principal Remittance Amount for that Distribution Date and (b) the aggregate amount of realized losses on the mortgage loans in the calendar month preceding that distribution date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any distribution date on which there is insufficient excess cash flow to cover all realized losses on the mortgage loans, in determining the Class A-I Principal Distribution Amount and the Class A-II Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-I Certificates pro rata and the Class A-II Certificates, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

Class A-I Principal Distribution Amount:

On any distribution date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that distribution date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that distribution date.

Class A-II Principal Distribution Amount:

On any distribution date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that distribution date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that distribution date.

Class M Principal Distribution Amount:

With respect to any Distribution Date, the sum of the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class M-9 Principal Distribution Amount, in each case for that Distribution Date.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-4 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-5 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage after giving effect to distributions to be made on that Distribution Date Loans minus the OC Floor.

Class M-6 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-7 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-8 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-9 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Distribution Amount and Class M-8 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class B Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M Principal Distribution Amount and (ii) the certificate principal balance of the Class B Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Allocation of Losses:

Any realized losses will be allocated in the following order of priority:

    To Excess Cash Flow for the related Distribution Date;

    To the overcollateralization, until reduced to zero;

    To the Class B Certificates, until reduced to zero;

    To the Class M-9 Certificates, until reduced to zero;

    To the Class M-8 Certificates, until reduced to zero;

    To the Class M-7 Certificates, until reduced to zero;

    To the Class M-6 Certificates, until reduced to zero;

    To the Class M-5 Certificates, until reduced to zero;

    To the Class M-4 Certificates, until reduced to zero;

    To the Class M-3 Certificates, until reduced to zero;

    To the Class M-2 Certificates, until reduced to zero;

    To the Class M-1 Certificates, until reduced to zero; and,

    To the Class A-I Certificates, losses on the Group I Loans on a pro rata basis until reduced to zero, and to the Class A-II Certificates, losses on the Group II Loans until reduced to zero.

Stepdown Date:

The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in November 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.

Subordination Percentage:	As to any class of Class A, Class M or B Certificates, the respective percentage set forth below:
Specified Enhancement Percentage:	The Specified Enhancement Percentage is 41.20%
Prospectus:

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus.

Yield Maintenance Agreement

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A, Class M and Class B Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on an amount equal to the lesser of (a) the notional amount set forth in the table below and (b) the outstanding certificate principal of the Class A, Class M and Class B Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate of 3.95% beginning with the Distribution Date in November 2005. The Yield Maintenance Agreement will terminate after the Distribution Date in October 2010.

Yield Maintenance Agreement Schedule
Period	Distribution Date	Notional Balance	Period	Distribution Date	Notional Balance
1	11/25/2005	$1,289,020,000.00	31	05/25/2008	$371,653,759.62
2	12/25/2005	$1,277,740,396.73	32	06/25/2008	$354,363,511.06
3	01/25/2006	$1,262,750,716.67	33	07/25/2008	$337,833,704.86
4	02/25/2006	$1,244,052,270.77	34	08/25/2008	$322,023,770.61
5	03/25/2006	$1,221,667,549.29	35	09/25/2008	$306,907,856.88
6	04/25/2006	$1,195,649,131.43	36	10/25/2008	$292,457,808.99
7	05/25/2006	$1,166,081,574.15	37	11/25/2008	$278,644,883.48
8	06/25/2006	$1,133,084,539.70	38	12/25/2008	$278,644,883.48
9	07/25/2006	$1,096,807,778.34	39	01/25/2009	$272,278,254.53
10	08/25/2006	$1,058,075,294.60	40	02/25/2009	$260,826,628.73
11	09/25/2006	$1,017,689,324.24	41	03/25/2009	$249,873,939.78
12	10/25/2006	$978,625,848.79	42	04/25/2009	$239,397,962.42
13	11/25/2006	$941,024,620.17	43	05/25/2009	$229,377,315.23
14	12/25/2006	$904,830,512.39	44	06/25/2009	$219,791,650.49
15	01/25/2007	$869,990,505.42	45	07/25/2009	$210,621,563.42
16	02/25/2007	$836,453,587.96	46	08/25/2009	$201,848,640.23
17	03/25/2007	$804,170,681.01	47	09/25/2009	$193,455,081.13
18	04/25/2007	$773,094,564.35	48	10/25/2009	$185,424,008.49
19	05/25/2007	$743,179,817.08	49	11/25/2009	$177,739,310.54
20	06/25/2007	$713,634,672.55	50	12/25/2009	$170,385,606.17
21	07/25/2007	$681,875,148.46	51	01/25/2010	$163,348,211.36
22	08/25/2007	$633,453,355.76	52	02/25/2010	$156,613,107.14
23	09/25/2007	$587,384,265.57	53	03/25/2010	$150,166,909.09
24	10/25/2007	$544,855,948.69	54	04/25/2010	$143,996,838.19
25	11/25/2007	$505,885,591.00	55	05/25/2010	$138,090,693.07
26	12/25/2007	$471,556,356.60	56	06/25/2010	$132,436,823.50
27	01/25/2008	$449,174,652.70	57	07/25/2010	$127,024,105.15
28	02/25/2008	$428,456,830.25	58	08/25/2010	$121,841,915.48
29	03/25/2008	$408,660,825.30	59	09/25/2010	$116,672,882.90
30	04/25/2008	$389,740,330.55	60	10/25/2010	$111,650,600.29

Net WAC Cap Schedule - Group I
Period	Payment Date	Net WAC Rate(%)(1)	Net WAC Rate(%)(2)	Period	Payment Date	Net WAC Rate(%)(1)	Net WAC Rate(%)(2)
1	11/25/2005	7.50	23.12	38	12/25/2008	9.31	20.99
2	12/25/2005	7.00	22.59	39	01/25/2009	9.04	20.79
3	01/25/2006	6.78	22.32	40	02/25/2009	9.07	20.93
4	02/25/2006	6.78	22.27	41	03/25/2009	10.04	22.64
5	03/25/2006	7.50	22.93	42	04/25/2009	9.06	21.34
6	04/25/2006	6.78	22.13	43	05/25/2009	9.36	21.60
7	05/25/2006	7.00	22.26	44	06/25/2009	9.05	21.12
8	06/25/2006	6.78	21.93	45	07/25/2009	9.36	21.42
9	07/25/2006	7.00	22.03	46	08/25/2009	9.05	21.12
10	08/25/2006	6.78	21.67	47	09/25/2009	9.04	21.23
11	09/25/2006	6.78	21.52	48	10/25/2009	9.34	21.50
12	10/25/2006	7.00	21.60	49	11/25/2009	9.03	21.01
13	11/25/2006	6.78	21.23	50	12/25/2009	9.33	21.29
14	12/25/2006	7.00	21.30	51	01/25/2010	9.02	20.85
15	01/25/2007	6.78	20.93	52	02/25/2010	9.02	20.79
16	02/25/2007	6.78	20.79	53	03/25/2010	9.98	21.98
17	03/25/2007	7.50	21.36	54	04/25/2010	9.01	20.64
18	04/25/2007	6.78	20.50	55	05/25/2010	9.30	20.93
19	05/25/2007	7.01	20.58	56	06/25/2010	9.00	20.45
20	06/25/2007	6.78	20.21	57	07/25/2010	9.29	20.76
21	07/25/2007	7.01	20.26	58	08/25/2010	8.99	20.30
22	08/25/2007	7.01	19.96	59	09/25/2010	8.98	20.19
23	09/25/2007	8.47	21.11	60	10/25/2010	9.28	20.46
24	10/25/2007	8.75	21.10	61	11/25/2010	8.96	11.53
25	11/25/2007	8.46	20.51	62	12/25/2010	9.25	11.89
26	12/25/2007	8.73	20.52	63	01/25/2011	8.95	11.50
27	01/25/2008	8.45	20.07	64	02/25/2011	8.94	11.48
28	02/25/2008	8.65	20.12	65	03/25/2011	9.90	12.70
29	03/25/2008	9.38	21.19	66	04/25/2011	8.93	11.45
30	04/25/2008	8.77	20.39	67	05/25/2011	9.22	11.82
31	05/25/2008	9.06	20.54	68	06/25/2011	8.92	11.42
32	06/25/2008	8.77	20.07	69	07/25/2011	9.21	11.79
33	07/25/2008	9.10	20.26	70	08/25/2011	8.91	11.39
34	08/25/2008	8.88	20.08	71	09/25/2011	8.90	11.38
35	09/25/2008	9.02	20.64	72	10/25/2011	9.20	11.74
36	10/25/2008	9.31	20.83	73	11/25/2011	8.89	11.35
37	11/25/2008	9.01	20.32	74	12/25/2011	9.18	11.71

(1) Assumes 1-month LIBOR remains constant at 3.97% and 6-month LIBOR remains constant at 4.3419% and run at the prepayment assumption to call and includes any payments received from the Yield Maintenance Agreement.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the loan group represented in this table and run at the prepayment assumption to call and includes any payments received from the Yield Maintenance Agreement.

Net WAC Cap Schedule - Subordinate Group
Period	Payment Date	Net WAC Rate(%)(1)	Net WAC Rate(%)(2)	Period	Payment Date	Net WAC Rate(%)(1)	Net WAC Rate(%)(2)
1	11/25/2005	7.49	23.11	38	12/25/2008	9.21	20.88
2	12/25/2005	7.00	22.59	39	01/25/2009	8.94	20.67
3	01/25/2006	6.77	22.32	40	02/25/2009	8.95	20.71
4	02/25/2006	6.77	22.27	41	03/25/2009	9.91	22.39
5	03/25/2006	7.49	22.93	42	04/25/2009	8.95	21.14
6	04/25/2006	6.77	22.13	43	05/25/2009	9.24	21.39
7	05/25/2006	7.00	22.26	44	06/25/2009	8.94	20.92
8	06/25/2006	6.77	21.93	45	07/25/2009	9.24	21.20
9	07/25/2006	7.00	22.03	46	08/25/2009	8.93	20.84
10	08/25/2006	6.77	21.67	47	09/25/2009	8.93	20.92
11	09/25/2006	6.77	21.52	48	10/25/2009	9.22	21.22
12	10/25/2006	7.00	21.59	49	11/25/2009	8.92	20.74
13	11/25/2006	6.77	21.22	50	12/25/2009	9.21	21.01
14	12/25/2006	7.00	21.30	51	01/25/2010	8.90	20.56
15	01/25/2007	6.77	20.93	52	02/25/2010	8.90	20.48
16	02/25/2007	6.78	20.78	53	03/25/2010	9.84	21.62
17	03/25/2007	7.50	21.36	54	04/25/2010	8.89	20.35
18	04/25/2007	6.78	20.49	55	05/25/2010	9.18	20.63
19	05/25/2007	7.00	20.57	56	06/25/2010	8.87	20.15
20	06/25/2007	6.78	20.20	57	07/25/2010	9.16	20.45
21	07/25/2007	7.01	20.26	58	08/25/2010	8.86	19.98
22	08/25/2007	6.93	19.88	59	09/25/2010	8.86	19.88
23	09/25/2007	8.52	21.16	60	10/25/2010	9.14	20.14
24	10/25/2007	8.80	21.14	61	11/25/2010	8.83	11.22
25	11/25/2007	8.51	20.56	62	12/25/2010	9.12	11.57
26	12/25/2007	8.78	20.56	63	01/25/2011	8.82	11.18
27	01/25/2008	8.49	20.11	64	02/25/2011	8.81	11.17
28	02/25/2008	8.61	20.08	65	03/25/2011	9.75	12.35
29	03/25/2008	9.30	21.16	66	04/25/2011	8.80	11.14
30	04/25/2008	8.70	20.36	67	05/25/2011	9.09	11.49
31	05/25/2008	8.98	20.51	68	06/25/2011	8.79	11.11
32	06/25/2008	8.69	20.04	69	07/25/2011	9.08	11.46
33	07/25/2008	9.01	20.22	70	08/25/2011	8.78	11.08
34	08/25/2008	8.75	19.92	71	09/25/2011	8.77	11.06
35	09/25/2008	8.84	20.44	72	10/25/2011	9.06	11.41
36	10/25/2008	9.22	20.72	73	11/25/2011	8.76	11.03
37	11/25/2008	8.92	20.21	74	12/25/2011	9.04	11.38

(1) Assumes 1-month LIBOR remains constant at 3.97% and 6-month LIBOR remains constant at 4.3419% and run at the prepayment assumption to call and includes any payments received from the Yield Maintenance Agreement.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the loan group represented in this table and run at the prepayment assumption to call and includes any payments received from the Yield Maintenance Agreement.

Prepayment Sensitivity Tables to Call
	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
A-I-1
WAL	14.00	1.65	1.22	1.00	0.84	0.73
Principal Window	1 - 253	1 - 37	1 - 25	1 - 21	1 - 18	1 - 15
Principal # Months	253	37	25	21	18	15
A-I-2
WAL	25.26	6.48	4.30	3.00	2.07	1.76
Principal Window	253 - 345	37 - 150	25 - 101	21 - 74	18 - 35	15 - 28
Principal # Months	93	114	77	54	18	14
A-I-3
WAL	28.74	12.49	8.41	6.16	4.11	2.44
Principal Window	345 - 345	150 - 150	101 - 101	74 - 74	35 - 57	28 - 31
Principal # Months	1	1	1	1	23	4
M-1
WAL	26.66	8.28	5.57	4.62	4.74	3.74
Principal Window	275 - 345	49 - 150	38 - 101	45 - 74	56 - 57	31 - 45
Principal # Months	71	102	64	30	2	15
M-2
WAL	26.66	8.28	5.56	4.49	4.43	3.74
Principal Window	275 - 345	49 - 150	38 - 101	43 - 74	49 - 57	45 - 45
Principal # Months	71	102	64	32	9	1
M-3
WAL	26.66	8.28	5.56	4.41	4.14	3.65
Principal Window	275 - 345	49 - 150	38 - 101	41 - 74	46 - 57	42 - 45
Principal # Months	71	102	64	34	12	4
M-4
WAL	26.66	8.28	5.56	4.37	3.99	3.46
Principal Window	275 - 345	49 - 150	37 - 101	40 - 74	44 - 57	39 - 45
Principal # Months	71	102	65	35	14	7
M-5
WAL	26.66	8.28	5.55	4.35	3.89	3.32
Principal Window	275 - 345	49 - 150	37 - 101	39 - 74	42 - 57	37 - 45
Principal # Months	71	102	65	36	16	9
M-6
WAL	26.66	8.28	5.55	4.32	3.81	3.22
Principal Window	275 - 345	49 - 150	37 - 101	39 - 74	41 - 57	36 - 45
Principal # Months	71	102	65	36	17	10
M-7
WAL	26.66	8.28	5.55	4.30	3.74	3.14
Principal Window	275 - 345	49 - 150	37 - 101	38 - 74	40 - 57	35 - 45
Principal # Months	71	102	65	37	18	11
M-8
WAL	26.66	8.28	5.55	4.28	3.69	3.08
Principal Window	275 - 345	49 - 150	37 - 101	38 - 74	39 - 57	34 - 45
Principal # Months	71	102	65	37	19	12
M-9
WAL	26.66	8.28	5.55	4.27	3.65	3.04
Principal Window	275 - 345	49 - 150	37 - 101	37 - 74	38 - 57	33 - 45
Principal # Months	71	102	65	38	20	13

Prepayment Sensitivity Tables to Maturity
	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
A-I-1
WAL	14.00	1.65	1.22	1.00	0.84	0.73
Principal Window	1 - 253	1 - 37	1 - 25	1 - 21	1 - 18	1 - 15
Principal # Months	253	37	25	21	18	15
A-I-2
WAL	25.27	6.53	4.33	3.02	2.07	1.76
Principal Window	253 - 350	37 - 172	25 - 115	21 - 83	18 - 35	15 - 28
Principal # Months	98	136	91	63	18	14
A-I-3
WAL	29.51	17.94	12.41	9.08	5.88	2.44
Principal Window	350 - 358	172 - 294	115 - 211	83 - 158	35 - 118	28 - 31
Principal # Months	9	123	97	76	84	4
M-1
WAL	26.77	9.08	6.17	5.08	5.52	6.10
Principal Window	275 - 357	49 - 264	38 - 186	45 - 142	56 - 110	31 - 108
Principal # Months	83	216	149	98	55	78
M-2
WAL	26.77	9.06	6.14	4.92	4.77	4.37
Principal Window	275 - 356	49 - 254	38 - 179	43 - 135	49 - 105	46 - 83
Principal # Months	82	206	142	93	57	38
M-3
WAL	26.77	9.03	6.12	4.83	4.46	3.91
Principal Window	275 - 356	49 - 243	38 - 172	41 - 128	46 - 99	42 - 79
Principal # Months	82	195	135	88	54	38
M-4
WAL	26.77	8.99	6.09	4.77	4.30	3.71
Principal Window	275 - 355	49 - 235	37 - 166	40 - 123	44 - 95	39 - 75
Principal # Months	81	187	130	84	52	37
M-5
WAL	26.76	8.95	6.05	4.72	4.17	3.55
Principal Window	275 - 355	49 - 225	37 - 158	39 - 117	42 - 90	37 - 72
Principal # Months	81	177	122	79	49	36
M-6
WAL	26.76	8.89	6.01	4.65	4.07	3.43
Principal Window	275 - 354	49 - 215	37 - 150	39 - 111	41 - 86	36 - 68
Principal # Months	80	167	114	73	46	33
M-7
WAL	26.75	8.80	5.94	4.59	3.97	3.32
Principal Window	275 - 353	49 - 202	37 - 141	38 - 104	40 - 80	35 - 64
Principal # Months	79	154	105	67	41	30
M-8
WAL	26.74	8.68	5.84	4.50	3.86	3.22
Principal Window	275 - 352	49 - 187	37 - 130	38 - 95	39 - 73	34 - 58
Principal # Months	78	139	94	58	35	25
M-9
WAL	26.71	8.52	5.71	4.39	3.74	3.12
Principal Window	275 - 350	49 - 175	37 - 118	37 - 86	38 - 67	33 - 53
Principal # Months	76	127	82	50	30	21

JPMorgan Contact List
North American ABS - Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5372	Brian McDonald	834-4154
	Paul White	834-5440	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Tom Rimini	834-5308	Melissa Traylor	834-4154
	Greer McCurley	834-5029
	Will Gajate*	834-5033
	Parissa Monadjemi	834-5727
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986
	Shilla Kim-Parker	834-5006

*Structuring

Trading:	Bob Miller	834-2428
	Raj Kothari	834-3339
	Kevin Lynn	834-5412

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor